                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report August 30, 2000
                                        ---------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)



        Delaware                       1-15827                   38-3519512
        --------                       -------                   ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
   of incorporation)                                         Identification No.)



 5500 Auto Club Drive, Dearborn, Michigan                           48126
------------------------------------------                        ---------
(Address of principal executive offices)                          (Zip Code)




        Registrant's telephone number, including area code (800)-VISTEON
                                                           -------------

ITEM 5.  OTHER EVENTS.

         On August 30, 2000, we issued a press release concerning our estimated third quarter earnings. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
-----------                -----------
99.1                       Press release dated August 30, 2000

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            VISTEON CORPORATION




Date:  August 30, 2000                      By: /s/ Stacy L. Fox
                                                --------------------------------
                                                Stacy L. Fox
                                                Senior Vice President,
                                                General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit No.                     Description                             Page
-----------                     -----------                             ----
Exhibit 99.1               Press Release dated
                           August 30, 2000